Execution Version
FIRST AMENDMENT AND WAIVER TO NOTE PURCHASE AGREEMENT
THIS FIRST AMENDMENT AND WAIVER TO NOTE PURCHASE AGREEMENT (this “Agreement”), dated October 27, 2022, is made among CURTISS-WRIGHT CORPORATION, a Delaware corporation (together with its successors and assigns, the “Company”), CURTISS-WRIGHT CONTROLS, INC., a Delaware corporation (together with its successors and assigns, “C-W Controls”), METAL IMPROVEMENT COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), CURTISS-WRIGHT FLOW CONTROL CORPORATION, a New York corporation (together with its successors and assigns, “C-W Flow”), CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC (f/k/a Curtiss-Wright Flow Control Service Corporation), a Delaware limited liability company (together with its successors and assigns, “C-W Flow Control Service”), and CURTISS-WRIGHT SURFACE TECHNOLOGIES LLC, a Delaware limited liability company (“C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow and C-W Flow Control Service, individually, each an “Issuer” and collectively, the “Issuers”), and the holders of Notes party hereto (the “Noteholders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Issuers and the Noteholders are parties to that certain Note Purchase Agreement dated December 8, 2011 (the “Existing Note Purchase Agreement”, as amended by this Agreement, and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Note Purchase Agreement”) with respect to the issuance and sale of (a) $100,000,000 aggregate principal amount of the Issuers’ joint and several 3.84% Series D Senior Guaranteed Notes due December 1, 2021 and (b) $200,000,000 aggregate principal amount of the Issuers’ joint and several 4.24% Series E Senior Guaranteed Notes due December 1, 2026 (the “Notes”);
WHEREAS, the Issuers hereby notify the holders of the Notes that an Event of Default has occurred and is continuing under the Existing Note Purchase Agreement as a result of the Company’s failure to cause Williams Controls Industries, Inc. (“Industries”), which has guaranteed obligations of the Company under a Principal Credit Facility, to become a Subsidiary Guarantor within 90 days of the date Industries became obligated under such Principal Credit Facility in accordance with Section 9.6 of the Existing Note Purchase Agreement (the “Specified Event of Default”);
WHEREAS, the Issuers have disposed of Tapco International, Inc., Benshaw, Inc. and Cimarron Energy, Inc. (collectively, the “Former Subsidiaries”) and would like to release the Former Subsidiaries from their obligations under their Subsidiary Guarantees; and
WHEREAS, the Issuers have requested the Noteholders (a) amend the Existing Note Purchase Agreement and (b) waive the Specified Event of Default, and the Noteholders are willing to do so, but only in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENT TO EXISTING NOTE PURCHASE AGREEMENT

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Subject to the satisfaction of the conditions set forth in Article IV hereof, Section 9.6 of the Existing Note Purchase Agreement is hereby amended by adding a new clause (c) thereto as follows (such amendment is referred to herein as the “Amendment”):
“(c)    At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guarantee and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Principal Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guarantee) under such Principal Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guarantee, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Principal Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Principal Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv). In the event of any such release, for purposes of Section 10.5, all Indebtedness of such Subsidiary shall be deemed to have been incurred concurrently with such release.”

ARTICLE II
WAIVER

Subject to the terms and conditions set forth in Article IV hereof, each of the Noteholders agrees to waive the Specified Event of Default (the “Waiver”). The Company agrees to cause Industries to become a Subsidiary Guarantor on the Effective Date (as defined below) in accordance with Section 9.6 of the Note Purchase Agreement, and further agrees that a failure to do so will be an immediate Event of Default. The Waiver is limited to its terms and does not constitute a waiver of any other term, condition, representation, covenant or undertaking under the Note Purchase Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith. Without limiting the foregoing, the Waiver does not and shall not apply to any other Default or Event of Default that may currently be outstanding and shall not apply to any future Default or Event of Default. The Issuers agree that the Waiver does not constitute or represent any agreement or commitment by the Noteholders to provide any other modifications to the Note Purchase Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith, or establish any course of dealing by any holder of Notes. Except as expressly provided in the Waiver, (a) the Waiver does not and shall not constitute a waiver, release or limitation upon the exercise by any Noteholder of any of its rights, legal or equitable, hereunder or under the Note Purchase Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith and (b) each Noteholder reserves any and all rights and remedies which it has had, has or may have under the Note Purchase Agreement and the other agreements, documents, or instruments executed and delivered in connection therewith.

ARTICLE III
RELEASE OF SUBSIDIARY GUARANTORS

Effective as of the Effective Date (as defined below), and subject to provision of the certificate of a Responsible Officer required by Section 9.6(c)(v) of the Note Purchase Agreement, the Company hereby notifies each of the holders of the Notes that each of the

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Former Subsidiaries is discharged from all of its obligations and liabilities under its Subsidiary Guarantee pursuant to Section 9.6(c) of the Note Purchase Agreement.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS
4.1Closing Conditions. The effectiveness of the Amendment and Waiver set forth in this Agreement is subject to the satisfaction (or waiver) of each of the following conditions (the date upon which such Amendment and Waiver become effective being referred to herein as the “Effective Date”):
(a)Executed Documents. Each of the holders of the Notes shall have received a copy of:
(i)this Agreement duly executed by the Issuers and the Required Holders in form and substance satisfactory to the Noteholders;
(ii)a waiver and consent agreement duly executed by the Issuers, Curtiss-Wright Electro-Mechanical Corporation and the holders of notes party thereto in respect of the note purchase agreement dated August 13, 2020 between the Issuers, Curtiss-Wright Electro-Mechanical Corporation and the purchasers party thereto, in form and substance satisfactory to the Noteholders (the “2020 Agreement”); and
(iii)an amendment and waiver agreement duly executed by the Issuers and the holders of notes party thereto in respect of the note purchase agreement dated February 26, 2013 between the Issuers and the purchasers party thereto, in form and substance satisfactory to the Noteholders (the “2013 Agreement”).
(b)Reaffirmation of the Subsidiary Guarantee. Each of the holders of the Notes shall have received a fully executed copy of the Subsidiary Guarantor Acknowledgement in the form of Exhibit A to this Agreement, executed and delivered by each Subsidiary Guarantor other than the Former Subsidiaries.
(c)No Default. Both immediately before and immediately after giving effect to this Agreement, no Default or Event of Default (other than the Specified Event of Default) shall have occurred and be continuing.
(d)Representations and Warranties. The representations and warranties set forth in Section 5.2 of this Agreement shall be true and correct on and as of the Effective Date.
(e)Fees and Expenses. The Issuers shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Agreement and the transactions contemplated hereby.
(f)Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Noteholders and their counsel.
ARTICLE V
MISCELLANEOUS

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5.1Amended Terms. Except as expressly provided herein, all of the terms and provisions of the Existing Note Purchase Agreement are and shall remain in full force and effect. On and after the Effective Date, each reference in the Note Purchase Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in the other Financing Documents to “Note Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Existing Note Purchase Agreement as amended hereby.
5.2Representations and Warranties of the Issuers. To induce the Noteholders to enter into this Agreement and to consent to the Amendment and Waiver each of the Issuers represents and warrants to the holders of the Notes that as of the date hereof and as of the Effective Date:
(a)It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and it has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)The representations and warranties set forth in Section 5 of the Note Purchase Agreement are true and correct as of such date (except for those which expressly relate to an earlier date).
(d)Both immediately before and immediately after giving effect to this Agreement, no Default or Event of Default (other than the Specified Event of Default) shall have occurred and be continuing.
(e)The execution and delivery of this Agreement and the performance by each of the Issuers of its obligations hereunder and under the other documents executed in connection herewith to which it is a party do not conflict with, result in any breach of, constitute a default under, or result in the creation of any Lien in respect of any property of such Issuer or any of its Subsidiaries or under the provisions of: (i) any charter document, constitutive document, agreement with shareholders or members, bylaws, operating agreement or any other organizational or governing agreement of such Issuer or any of its Subsidiaries, (ii) any other Material agreement or instrument by which such Issuer or any of its Subsidiaries or any of their respective properties may be bound or affected; or (iii) any statute or other rule or regulation or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Issuer or any of its Subsidiaries.
(f)No fee or other compensation is being provided to any holder of notes in respect of the 2020 Agreement or the 2013 Agreement.
5.3Reaffirmation of Obligations. Each of the Issuers hereby ratifies and reaffirms all of its payment, performance and other obligations under the Note Purchase Agreement and the other documents executed in connection therewith to which it is a party and each of the Issuers acknowledges and agrees that it is bound by all terms of the Note Purchase Agreement and the other documents executed in connection therewith applicable to it.

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5.4Expenses. The Issuers agree to pay all reasonable costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of the Noteholders’ legal counsel, whether or not the Amendment and Waiver contemplated hereby become effective.
5.5Further Assurances. The Issuers agree to promptly take such action, upon the request of any Noteholder, as is necessary to carry out the intent of this Agreement.
5.6Entirety. This Agreement embodies the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
5.7Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of this Agreement or any other documents executed in connection herewith by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other documents executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Noteholder or holder shall request manually signed counterpart signatures to this Agreement or any other document executed in connection herewith, the Issuers hereby agree to use their reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.
5.8No Actions, Claims, Etc. As of the date hereof, each of the Issuers hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Noteholder or any Noteholder’s officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Note Purchase Agreement on or prior to the date hereof.
5.9GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
5.10Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.11Jurisdiction and Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 22.8 of the Note Purchase Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on the date first above written.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY,
LLC
CURTISS-WRIGHT FLOW CONTROL
CORPORATION
CURTISS-WRIGHT FLOW CONTROL
SERVICE, LLC
CURTISS-WRIGHT SURFACE TECHNOLOGIES LLC
By: _________________________________
Name:
Title:

[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

The foregoing is hereby
agreed to as of the
date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:    New York Life Investment Management     LLC, Its Investment Manager

    By:
    Name:
    Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:    New York Life Investment Management     LLC, Its Investment Manager

    By:
    Name:
    Title:

[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:    Vice President

[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

MTL INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P.,
    (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc.,
    (as its General Partner)

    By:
    Name:
    Title:    Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:
Name:
Title:

[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

MUTUAL OF OMAHA INSURANCE COMPANY

By:
Name:
Title:

COMPANION LIFE INSURANCE COMPANY

By:
Name:
Title:

UNITED WORLD LIFE INSURANCE COMPANY

By:
Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:    Barings LLC
    as Investment Adviser

    By:
    Name:
    Title:

C.M. LIFE INSURANCE COMPANY
By:    Barings LLC
    as Investment Adviser

    By:
    Name:
[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

    Title:

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:_________________________________
Name:
Title:
[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name:
Title:

THE STATE LIFE INSURANCE COMPANY
By:    American United Life Insurance Company
Its:     Agent

    By:
    Name:
    Title:

PIONEER MUTUAL LIFE INSURANCE COMPANY
By:    American United Life Insurance Company
Its:     Agent

    By:
    Name:
    Title:

[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

[Signature Page to Curtiss-Wright – First Amendment to 2011 Note Purchase Agreement]

EXHIBIT A
[FORM OF SUBSIDIARY GUARANTOR ACKNOWLEDGEMENT]
SUBSIDIARY GUARANTOR ACKNOWLEDGEMENT
Each of the undersigned acknowledges and agrees to the terms of the First Amendment and Waiver to Note Purchase Agreement dated October 27, 2022 (the “Agreement”), regarding that certain Note Purchase Agreement dated December 8, 2011 (the “Note Purchase Agreement”), by and among Curtiss-Wright Corporation, a Delaware corporation, Curtiss-Wright Controls, Inc., a Delaware corporation, Metal Improvement Company, LLC, a Delaware limited liability company, Curtiss-Wright Flow Control Corporation, a New York corporation, Curtiss-Wright Flow Control Service, LLC (f/k/a Curtiss-Wright Flow Control Service Corporation), a Delaware limited liability company, and Curtiss-Wright Surface Technologies LLC, a Delaware limited liability company, and the holders of Notes party thereto. Capitalized terms used herein but not defined are used as defined in the Note Purchase Agreement.
Each of the undersigned confirms that the Subsidiary Guarantee to which such undersigned is a party remains in full force and effect after giving effect to the Agreement and continues to be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law).

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SUBSIDIARY GUARANTORS:
DY4 INC.
CURTISS-WRIGHT ELECTRO-
MECHANICAL CORPORATION
WILLIAMS CONTROLS, INC.

By:_____________________________________
Name:
Title:

[Signature Page to Subsidiary Guarantor Acknowledgement to
First Amendment to 2011 Note Purchase Agreement]